                                                                   Exhibit 10.32

                          AMENDMENT TO APRIL 28, 1998
                        NONQUALIFIED WARRANT AGREEMENT
                                By and between
                   AVIATION GROUP, INC. AND ________________




     WHEREAS a special meeting of the Board of Director of Aviation Group, Inc. (the "Company") was held August 17, 1999 wherein the Company agreed to amend the NONQUALIFIED WARRANT AGREEMENT for ___________ shares of Common Stock of the Company between the Company and _____________________ dated August 28, 1998 as more fully described in the minutes of said meeting attached herewith,

     NOW THEREFORE, the Company hereby amends the exercise price of the Warrant to $1.6875. All other rights and obligations of the parties described in the NONQUALIFIED STOCK OPTION AGREEMENT are to remain the same.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed, as of the day and year first above written.


                                    AVIATION GROUP, INC.



                                    By:
                                      _________________________________




                                     __________________________________

                         AMENDMENT TO AUGUST 22, 1997
                       QUALIFIED STOCK OPTION AGREEMENT
                                By and between
               AVIATION GROUP, INC. AND _______________________.




     WHEREAS a special meeting of the Board of Director of Aviation Group, Inc. (the "Company") was held August 17, 1999 wherein the Company agreed to amend the QUALIFIED STOCK OPTION AGREEMENT for __________________shares of Common Stock of the Company between the Company and _______________________________________________dated August 22, 1997 as more fully described in the minutes of said meeting attached herewith,

     NOW THEREFORE, the Company hereby amends the exercise price of the Warrant to $1.6875. All other rights and obligations of the parties described in the QUALIFIED STOCK OPTION AGREEMENT are to remain the same.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed, as of the day and year first above written.


                                    AVIATION GROUP, INC.



                                    By:
                                      ___________________________________




                                     ____________________________________

                            QUALIFIED STOCK OPTIONS
                       AND NON-QUALIFIED STOCK WARRANTS
                        --------------------------------


                            QUALIFIED STOCK OPTIONS
                            -----------------------

                                         Prior               New
                                         -----               ---
Person                   Shares      Exercise Price     Exercise Price
-------------            ------      --------------     --------------
Sanders                  50,000          $3.50              $1.8563
Arcari                    6,000           3.50               1.6875
Lubo                      4,000           3.50               1.6875
Leynes                   10,000           2.25               1.6875
Taylor                    4,000           3.50               1.6875
Fredrickson               1,000           3.50               1.6875
Foster                    2,000           3.50               1.6875
Lyn                       2,000           3.50               1.6875
Wagner                    2,000           3.50               1.6875
Hussey                    2,000           3.50               1.6875
Broussard                 1,000           3.50               1.6875
Brown                     1,000           3.50               1.6875
                         ------

TOTAL                    85,000


                            NON-QUALIFIED WARRANTS
                            ----------------------

                                         Prior               New
                                         -----               ---
Person                   Shares      Exercise Price     Exercise Price
----------               -------     --------------     --------------
Sanders                  200,000         $3.50              $1.6875
Whitener                  15,000          3.50               1.6875
Weed                      20,000          3.50               1.6875
Morgan                   115,000          3.50               1.6875
                         -------

TOTAL                    350,000